Allstate Life Insurance Company
                 Allstate Financial Advisors Separate Account I

                       Supplement, dated November 21, 2003
                                     to the
      Prospectus and Statement of Additional Information dated May 1, 2003 for the Morgan Stanley Variable Annuities
  (Morgan Stanley Variable Annuity, Morgan Stanley Variable Annuity - L Share)


This supplement amends the May 1, 2003 prospectus and statement of additional information for the Morgan Stanley Variable Annuity and Morgan Stanley Variable Annuity - L Share contracts (each, a "Contract"), offered by Allstate Life Insurance Company. Please keep this supplement for future reference together with your prospectus.

Effective September 30, 2003, the Morgan Stanley UIF U.S. Mid Cap Core Portfolio changed its name to Morgan Stanley UIF U.S. Mid Cap Value Portfolio. The investment objective for this Portfolio has not changed.

The prospectus and statement of additional information are revised as follows:

o All references to Morgan Stanley UIF U.S. Mid Cap Core Portfolio are deleted and replaced with Morgan Stanley UIF U.S. Mid Cap Value Portfolio.

o All references to Morgan Stanley UIF U.S. Mid Cap Core Variable Sub-Account are deleted and replaced with Morgan Stanley UIF U.S. Mid Cap Value Variable Sub-Account.